OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2014

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2014 Third Quarter Report

TABLE OF CONTENTS

President's Letter	1
Oakmark Fund
Summary Information	2
Portfolio Manager Commentary	3
Schedule of Investments	4
Oakmark Select Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Equity and Income Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	13
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Disclosures and Endnotes	36
Trustees and Officers	37

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  June 30, 2014

President's Letter

Kristi L. Rowsell
President of Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholders,

Markets remained relatively calm through the second quarter of the year, posting solid positive returns. The U.S. stock market gained steadily, even though economic data reflected a significant, but hopefully temporary, drag from the severe winter that affected most of the country. International market gains were more modest, but resilient nonetheless, given the backdrop of challenging geopolitical developments.

Our Fund managers discuss their portfolio positions in their letters this quarter, and they explain some of their thoughts about current market valuations. Our letters occasionally provide counterpoints to the observations reported by others within the financial media. We provide historical perspective to help our shareholders distinguish what we believe constitutes fairly valued from overvalued market levels. We present theories about why some investors may feel negative sentiments toward the market, which may be keeping them on the sidelines, reluctant to invest in equities. And, fitting within this valuation context, we describe positions that we sold during the quarter because they met our sell targets, as well as new companies that we purchased. Overall, we believe equities remain attractive as an asset class, especially in comparison to other alternatives.

During the last week of June, Harris Associates relocated our offices within Chicago. We were approaching 28 years in our previous location and found it was time to seriously review the marketplace for a brighter, more open and contemporary office space. Moving a firm like ours, with long-term employees who love what they do and have made our workplace their second home, was a daunting task. But it was so gratifying to see the Harris employees and contractors embrace this challenge, working together to execute our relocation with great success. We modernized the environment, creating more opportunities for collaboration, while maintaining the same academic atmosphere revered by our culture. We quickly felt at home again, continuing to focus on our research, disciplined stock selection and exemplary client service. The teams involved in this seamless transition feel a strong sense of accomplishment.

Thank you for your continued investment and confidence in the Oakmark Funds. We welcome your comments and suggestions. You may reach us via email at ContactOakmark@oakmark.com.

oakmark.com 1

Oakmark Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	4.98%	27.71%	19.40%	21.50%	9.19%	13.40%
S&P 500 Index	5.23%	24.61%	16.58%	18.83%	7.78%	9.58%
Dow Jones Industrial Average[2]	2.83%	15.56%	13.57%	17.83%	7.63%	10.42%
Lipper Large Cap Value Funds Index[3]	4.57%	23.19%	15.28%	17.32%	7.20%	9.08%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	3.0
Apache Corp.	2.3
Oracle Corp.	2.2
MasterCard, Inc., Class A	2.1
FedEx Corp.	2.1
Intel Corp.	2.1
Amazon, Inc.	2.1
Franklin Resources, Inc.	2.1
Citigroup, Inc.	2.1
Capital One Financial Corp.	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	57
Net Assets	$15.1 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$105.1 billion
Median Market Cap	$59.4 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	4%
Expense Ratio - Class I (as of 09/30/13)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	25.1
Information Technology	22.3
Consumer Discretionary	15.6
Consumer Staples	7.6
Energy	7.2
Industrials	6.6
Health Care	6.5
Materials	1.3
Short-Term Investments and Other	7.8

2 OAKMARK FUNDS

Oakmark Fund  June 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 5% during the second quarter, which was in line with the S&P 500's1 gain of 5%. Through the first three quarters of our fiscal year, the Oakmark Fund was up 20%, compared to a gain of 18% for the S&P 500. This was another unusually strong quarter for the market and for the Oakmark Fund, and during the quarter the Fund hit another all-time high price. As Bill Nygren mentioned in his second quarter letter available at oakmark.com, despite very strong performance since the stock market bottomed in 2009, the forward P/E5 multiple for the S&P 500 is still within a typical range. While stocks aren't as attractive as they were a couple of years ago, we continue to think that equities dominate other asset classes. Our great team of research analysts continues to find attractively valued companies to add to the portfolio. Over the past two quarters, we have added seven new companies to the portfolio.

With strong recent performance, we have also exited several positions as their prices approached our estimate of intrinsic value. During the quarter, we eliminated positions in 3M, Cummins, DirecTV, ExxonMobil and Forest Labs. Both DirecTV and Forest were sold following news that they would be acquired. As described below, we initiated new positions in Amazon, Monsanto and News Corp. (See Bill Nygren's letter on oakmark.com for our thoughts on Amazon.) Our biggest detractors for the second quarter were Bank of America and JPMorgan Chase, but we continue to see tremendous unrecognized value in our financial holdings.

Our best-performing sectors for the second quarter were energy and information technology, and from these sectors, Apache and Intel were the Fund's two strongest individual contributors. The energy sector got a lift from rising commodity prices, and Apache enjoyed better than expected earnings and some value-maximizing capital allocation decisions. Apache is selling what we think are fully valued oil and gas assets and using the proceeds to repurchase undervalued shares of the company. We are always thrilled to see management teams allocate capital to the highest return alternatives. Intel shares were also strong following their announcement of better than expected PC sales and profit margins, which should lead to higher earnings for the year. Despite lingering PC concerns and substantial investments in the ramp-up of their tablet PC offerings, Intel is still producing profit margins that are near the high end of their historical range. Even with strong recent gains for Apache and Intel, the two stocks still sell at a significant discount to our estimate of intrinsic value.

Monsanto Company (MON-$125)

Monsanto is a leading global provider of seeds, biotechnology traits, herbicides and data analytics for farmers. We believe Monsanto is a very high quality company with above-average growth prospects and an exceptionally strong competitive position in a large and consolidated industry. In our view, Monsanto's lead is likely to widen as successful traits are combined and as the company maintains its distribution advantages. Additionally, Monsanto's precision agriculture platform, led by its recent purchase of The Climate Corporation, could provide significant upside and further differentiate Monsanto from its competitors, since growers are only in the early stages of using this technology to improve yields. For the past year and a half, management considered a more aggressive capital structure, and they recently announced a plan to add leverage to the balance sheet while using the proceeds for a large share repurchase program. Low corn prices, challenges in valuing their biotech pipeline and the difficulty of quantifying upside from precision agriculture have caused Monsanto to sell for materially less than our estimate of its intrinsic business value.

News Corp (NWSA-$18)

News Corp is a global media conglomerate with renowned and highly valuable content, cable, information services and publishing assets. We believe that News Corp, which was spun-off from 21st Century Fox last summer, is being misperceived and inappropriately valued as a print newspaper publisher. To the contrary, our research suggests that the significant majority of News Corp's fair value is supported by its ownership positions in high quality cable sports networks, pay TV and digital content properties that enjoy dominant market share and compelling growth profiles. Continued subscriber and advertising growth coupled with the transition from print to digital media across various operating subsidiaries should drive consistent margin expansion over the next several years. Selling at a significant discount to our estimate of intrinsic value and at only a modest premium to tangible book value, we think News Corp offers a compelling risk/reward profile.

oakmark.com 3

Oakmark Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.2%
FINANCIALS - 25.1%
DIVERSIFIED FINANCIALS - 9.5%
Franklin Resources, Inc. Asset Management & Custody Banks	5,430	$314,071
Capital One Financial Corp. Consumer Finance	3,793	313,285
State Street Corp. Asset Management & Custody Banks	4,300	289,218
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,708	285,988
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,320	236,860
		1,439,422
BANKS - 8.8%
Bank of America Corp. Diversified Banks	29,700	456,489
Citigroup, Inc. Diversified Banks	6,660	313,686
JPMorgan Chase & Co. Diversified Banks	5,335	307,402
Wells Fargo & Co. Diversified Banks	4,980	261,749
		1,339,326
INSURANCE - 6.8%
American International Group, Inc. Multi-line Insurance	5,585	304,829
Aon PLC (b) Insurance Brokers	3,020	272,072
Principal Financial Group, Inc. Life & Health Insurance	4,519	228,135
Aflac, Inc. Life & Health Insurance	3,560	221,610
		1,026,646
		3,805,394
INFORMATION TECHNOLOGY - 22.3%
SOFTWARE & SERVICES - 11.9%
Oracle Corp. Systems Software	8,190	331,941
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,380	321,799
Visa, Inc., Class A Data Processing & Outsourced Services	1,410	297,101
Automatic Data Processing, Inc. Data Processing & Outsourced Services	3,650	289,372
Microsoft Corp. Systems Software	6,030	251,451
Google, Inc., Class A (a) Internet Software & Services	344	200,834
Google, Inc., Class C (a) Internet Software & Services	196	112,755
		1,805,253
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	$289,760
QUALCOMM, Inc. Communications Equipment	3,565	282,348
Apple, Inc. Technology Hardware, Storage & Peripherals	2,863	266,059
		838,167
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
Intel Corp. Semiconductors	10,230	316,107
Texas Instruments, Inc. Semiconductors	5,465	261,172
Applied Materials, Inc. Semiconductor Equipment	7,160	161,458
		738,737
		3,382,157
CONSUMER DISCRETIONARY - 15.6%
RETAILING - 6.9%
Amazon.com, Inc. (a) Internet Retail	971	315,361
The Home Depot, Inc. Home Improvement Retail	3,622	293,197
Liberty Interactive Corp., Class A (a) Catalog Retail	9,020	264,818
Kohl's Corp. Department Stores	3,442	181,319
		1,054,695
AUTOMOBILES & COMPONENTS - 3.5%
General Motors Co. Automobile Manufacturers	7,850	284,955
Delphi Automotive PLC (b) Auto Parts & Equipment	2,413	165,836
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	76,975
		527,766
MEDIA - 3.5%
Omnicom Group, Inc. Advertising	3,511	250,071
Comcast Corp., Class A Cable & Satellite	3,940	210,120
News Corp., Class A (a) Publishing	3,702	66,416
		526,607
CONSUMER SERVICES - 1.7%
McDonald's Corp. Restaurants	2,519	253,764
		2,362,832

4 OAKMARK FUNDS

Oakmark Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 92.2% (continued)
CONSUMER STAPLES - 7.6%
FOOD, BEVERAGE & TOBACCO - 6.4%
General Mills, Inc. Packaged Foods & Meats	5,500	$288,970
Diageo PLC (c) Distillers & Vintners	2,190	278,721
Unilever PLC (c) Packaged Foods & Meats	5,083	230,311
Nestle SA (c) Packaged Foods & Meats	2,190	170,097
		968,099
FOOD & STAPLES RETAILING - 1.2%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	2,430	182,420
		1,150,519
ENERGY - 7.2%
Apache Corp. Oil & Gas Exploration & Production	3,505	352,673
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,540	291,519
Halliburton Co. Oil & Gas Equipment & Services	3,950	280,490
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,930	127,214
Devon Energy Corp. Oil & Gas Exploration & Production	495	39,303
		1,091,199
INDUSTRIALS - 6.6%
CAPITAL GOODS - 3.4%
Illinois Tool Works, Inc. Industrial Machinery	3,060	267,933
Parker Hannifin Corp. Industrial Machinery	1,875	235,744
		503,677
TRANSPORTATION - 3.2%
FedEx Corp. Air Freight & Logistics	2,100	317,898
Union Pacific Corp. Railroads	1,700	169,575
		487,473
		991,150
HEALTH CARE - 6.5%
HEALTH CARE EQUIPMENT & SERVICES - 4.7%
Medtronic, Inc. Health Care Equipment	4,605	293,614
UnitedHealth Group, Inc. Managed Health Care	3,520	287,760
Baxter International, Inc. Health Care Equipment	1,623	117,343
Covidien PLC (b) Health Care Equipment	160	14,429
		713,146
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
Sanofi (c) Pharmaceuticals	4,950	$263,192
		976,338
MATERIALS - 1.3%
Monsanto Co. Fertilizers & Agricultural Chemicals	1,575	196,466
TOTAL COMMON STOCKS - 92.2% (COST $9,521,340)		13,956,055
	Par Value	Value
SHORT TERM INVESTMENTS - 7.8%
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $682,773, collateralized by Federal Home Loan Mortgage Corp. Bonds, 1.000%, due 09/27/17 - 09/29/17, aggregate value plus accrued interest of $124,969, by Federal National Mortgage Association Bonds, 1.000% - 5.355%, due 08/14/17 - 11/24/17, aggregate value plus accrued interest of $93,559, by United States Treasury Notes, 0.625% - 2.750%, due 05/31/17 - 10/31/17, aggregate value plus accrued interest of $477,905 (Cost: $682,773)	682,773	682,773
GOVERNMENT AND AGENCY SECURITIES - 3.3%
United States Treasury Floating Rate Note, 0.109%, due 04/30/16 (d)	250,000	250,065
United States Treasury Bill, 0.00%, due 08/21/14	250,000	249,995
Total Government and Agency Securities (Cost $499,995)		500,060
TOTAL SHORT TERM INVESTMENTS - 7.8% (COST $1,182,768)		1,182,833
TOTAL INVESTMENTS - 100.0% (COST $10,704,108)		15,138,888
Foreign Currencies (Cost $767) - 0.0% (e)		767
Liabilities In Excess of Other Assets - 0.0% (e)		(847)
TOTAL NET ASSETS - 100.0%		$15,138,808

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of June 30, 2014.

(e)  Amount rounds to less than 0.1%.

oakmark.com 5

Oakmark Select Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	6.00%	32.55%	20.15%	22.55%	8.75%	13.83%
S&P 500 Index	5.23%	24.61%	16.58%	18.83%	7.78%	7.94%
Lipper Multi-Cap Value Funds Index[6]	4.77%	24.72%	15.36%	17.97%	7.12%	7.93%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
TRW Automotive Holdings Corp.	7.4
TE Connectivity, Ltd.	5.7
Apache Corp.	5.6
MasterCard, Inc., Class A	5.4
Bank of America Corp.	5.0
American International Group, Inc.	4.9
JPMorgan Chase & Co.	4.8
Oracle Corp.	4.6
Fidelity National Financial, Inc.	4.6
Capital One Financial Corp.	4.5
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	21
Net Assets	$5.6 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$89.5 billion
Median Market Cap	$55.4 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	19%
Expense Ratio - Class I (as of 09/30/13)	1.01%
SECTOR ALLOCATION	% of Net Assets
Financials	36.1
Information Technology	23.3
Consumer Discretionary	15.4
Energy	5.6
Utilities	4.2
Health Care	4.0
Industrials	3.9
Short-Term Investments and Other	7.5

6 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 6% for the quarter, compared to 5% for the S&P 500 Index1. Three quarters into our 2014 fiscal year, the Oakmark Select Fund has returned 25%, compared to 18% for the S&P 500 Index. Our best performers in the quarter were Apache and Intel, up more than 20% each, while a couple of our financial stocks, Bank of America and JPMorgan Chase, led the laggards with losses of 11% and 4%, respectively.

During the quarter we added four new positions to the Fund (Amazon, Citigroup, Fidelity National, and Google) and eliminated four others (Cenovus, Comcast, DIRECTV, and Kennametal). While this is an unusual amount of activity for us, it was driven by the attractiveness of the new additions, discussed individually below. As we've said before, we don't manage the Fund to meet artificial criteria such as turnover ratios, sector weightings, or style boxes. Our investment process is to buy a business at a significant discount to our estimate of intrinsic value, where we believe that value will grow over time on a per-share basis, led by management teams focused on maximizing this per-share value. The consistent application of this process is what drives our position changes.

Our bottom-up company analysis is identifying attractive investment opportunities which today can often be classified into one of two categories: great businesses selling for average prices, and financial companies currently mispriced relative to their long-term earnings power. Our four new purchases this quarter each fit into one of those themes.

Amazon.com, Inc. (AMZN-$325)

Amazon is discussed at length in Bill Nygren's 2Q14 commentary letter, available at Oakmark.com. Suffice it to say, we were thrilled the market gave us the opportunity to purchase this dominant business at a lower adjusted price/sales ratio than that of the bricks-and-mortar retailers from which Amazon is consistently taking market share.

Citigroup Inc. (C-$47)

We continue to believe that universal banks are significantly undervalued relative to their normalized earnings power. Citigroup's global franchise gives it a unique advantage, as the company has more than twice as many country banking licenses and direct local payment network connections as its closest competitor. This asset is virtually impossible to replicate in today's regulatory environment, and we believe it makes Citigroup one of the only viable choices for multinational corporations looking for a consolidated banking relationship. The company has a large deferred tax asset and significant excess capital growing at a rapid rate; we believe neither of these assets is properly appreciated by the market, as Citigroup hasn't yet begun to fully utilize them.

Fidelity National Financial (FNF-$27)

Fidelity National is the largest and most profitable title insurer in America. We find the title insurance industry attractive, given its oligopolistic market structure, high barriers to entry, and low customer price sensitivity, and we believe that Fidelity National, with 33% national market share, is poised to significantly expand margins as mortgage origination mix and volumes recover over the next several years. The company's management team has a long history of operating excellence and smart capital allocation. Selling for less than 10x our estimate of what the company's EPS7 would be in a normal operating environment, Fidelity National is being valued at a significant discount to our estimate of its intrinsic value.

Google Inc. (GOOGL-$585)

Google is the world's dominant Internet search engine, with more than an 80% share of global search advertising revenue. The company has the most data and the best tools to develop effective targeted marketing products, which in turn lead to higher returns on investment for the advertiser. Google's scale is orders of magnitude larger than any competitor, which makes its business both very profitable and very hard to supplant. Online share of the total global advertising market is growing rapidly, which should provide Google with good growth for many years even as the company reinvests its cash flows into a variety of other businesses, some of which are likely to become big themselves. Adjusting for cash and amortization, Google sells for less than 17x 2015 consensus EPS, and we believe consensus EPS comfortably understates what will be the company's true earnings power once the business model matures.

oakmark.com 7

Oakmark Select Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.6%
FINANCIALS - 36.2%
BANKS - 13.9%
Bank of America Corp. Diversified Banks	18,350	$282,040
JPMorgan Chase & Co. Diversified Banks	4,700	270,814
Citigroup, Inc. Diversified Banks	4,980	234,558
		787,412
INSURANCE - 9.5%
American International Group, Inc. Multi-line Insurance	5,105	278,642
Fidelity National Financial, Inc., Class A Property & Casualty Insurance	7,868	257,762
		536,404
DIVERSIFIED FINANCIALS - 8.5%
Capital One Financial Corp. Consumer Finance	3,050	251,930
Franklin Resources, Inc. Asset Management & Custody Banks	3,950	228,468
		480,398
REAL ESTATE - 4.3%
CBRE Group, Inc., Class A (a) Real Estate Services	7,554	242,030
		2,046,244
INFORMATION TECHNOLOGY - 23.3%
SOFTWARE & SERVICES - 14.1%
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,150	304,900
Oracle Corp. Systems Software	6,400	259,392
Google, Inc., Class A (a) Internet Software & Services	398	232,699
		796,991
TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,194	321,193
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Intel Corp. Semiconductors	6,447	199,212
		1,317,396
CONSUMER DISCRETIONARY - 15.4%
RETAILING - 8.0%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	229,008
Amazon.com, Inc. (a) Internet Retail	690	224,098
		453,106
	Shares	Value
AUTOMOBILES & COMPONENTS - 7.4%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,650	$416,268
		869,374
ENERGY - 5.6%
Apache Corp. Oil & Gas Exploration & Production	3,130	314,941
UTILITIES - 4.2%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	238,205
HEALTH CARE - 4.0%
HEALTH CARE EQUIPMENT & SERVICES - 4.0%
Medtronic, Inc. Health Care Equipment	3,500	223,160
INDUSTRIALS - 3.9%
TRANSPORTATION - 3.9%
FedEx Corp. Air Freight & Logistics	1,450	219,501
TOTAL COMMON STOCKS - 92.6% (COST $3,490,809)		5,228,821
COMMON STOCK SOLD SHORT - (0.1)%
FINANCIALS - (0.1)%
DIVERSIFIED FINANCIALS - (0.1)%
FNFV Group Multi-Sector Holdings	(203)	(3,560)
TOTAL COMMON STOCKS SOLD SHORT - (0.1)% (PROCEEDS $(3,452))		(3,560)
	Par Value	Value
SHORT TERM INVESTMENTS - 8.0%
REPURCHASE AGREEMENT - 8.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $450,202, collateralized by United States Treasury Notes, 1.250% - 1.500%, due 11/30/18 - 12/31/18, aggregate value plus accrued interest of $459,210 (Cost: $450,202)	450,202	450,202
TOTAL SHORT TERM INVESTMENTS - 8.0% (COST $450,202)		450,202
TOTAL INVESTMENTS - 100.5% (COST $3,937,559)		5,675,463
Liabilities In Excess of Other Assets - (0.5)%		(26,290)
TOTAL NET ASSETS - 100.0%		$5,649,173

(a)  Non-income producing security

(b)  Foreign domiciled corporation

8 OAKMARK FUNDS

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oakmark.com 9

Oakmark Equity and Income Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	3.19%	21.69%	10.58%	12.62%	8.24%	11.19%
Lipper Balanced Funds Index	3.50%	16.25%	9.74%	12.50%	6.51%	7.17%
S&P 500 Index	5.23%	24.61%	16.58%	18.83%	7.78%	8.71%
Barclays U.S. Govt./Credit Index	1.92%	4.28%	4.08%	5.09%	4.94%	5.75%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Oracle Corp.	3.4
General Motors Co.	3.2
Bank of America Corp.	3.1
Dover Corp.	2.7
National Oilwell Varco	2.6
Nestle SA	2.6
UnitedHealth Group, Inc.	2.4
Philip Morris International, Inc.	2.4
Diageo PLC	2.3
FedEx Corp.	2.2
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	46
Net Assets	$21.2 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$65.9 billion
Median Market Cap	$16.2 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	9%
Expense Ratio - Class I (as of 09/30/13)	0.77%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	12.5
Financials	11.9
Consumer Discretionary	11.0
Consumer Staples	9.4
Information Technology	8.8
Energy	5.7
Health Care	5.2
Total Equity Investments	64.5
Fixed Income Investments
Government and Agency Securities	8.7
Corporate Bonds	3.7
Asset Backed Securities	0.1
Total Fixed Income Investments	12.5
Short-Term Investments and Other	23.0

10 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

The June quarter in the securities' markets proved to be a time of quiet advance. In fact, the quarter's low volatility completely belied the many disruptive factors affecting international political conditions. As the quarter proceeded, market commentators returned again and again to this apparent contradiction. We also cannot explain why volatility, as well as trading activity, remains quiescent. Certainly central banks' constant monetary stimulus has helped sustain securities prices. Worldwide economic activity has also shown moderate growth, although many of us remember other time periods when temperate economies have produced extreme market volatility (cf. the crash of 1987). One year ago we wrote that investors should "embrace volatility," but we admit that it is difficult to identify volatility to embrace today.

The Equity and Income Fund returned 3% in the quarter, which contrasts to a 4% gain for the Lipper Balanced Funds Index8, the Fund's performance benchmark. For the first six months of 2014, the returns are 5% for both the Fund and the Lipper Balanced Funds Index. For the nine months of the Fund's fiscal year the Fund has earned 12%, which compares to 11% for the Lipper Balanced Funds Index. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Balanced Funds Index is 7%.

The stocks that contributed most to the quarter's return were National Oilwell Varco, FedEx, Baker Hughes, Dover and General Motors. The largest detractors were Bank of America, TD Ameritrade, Carter's, MasterCard Class A and Knowles. For the calendar six months Baker Hughes, General Dynamics, National Oilwell Varco, Foot Locker and Dover led the contributors while the significant detractors were General Motors, MasterCard, Scripps Networks Interactive, AFLAC and Bank of America. Finally, for the fiscal year, the top contributors were Baker Hughes, FedEx, General Dynamics, Oracle and Foot Locker while Quest Diagnostics (sold), Atlas Air Worldwide, Carter's, Rowan and Cenovus Energy (sold) detracted. It is interesting to note the issues that repeat as contributors on the above lists (e.g., Baker Hughes), as well as those that show up in opposing groups, depending on the time period (e.g., General Motors). Experience teaches us to expect this sort of rotation within our portfolios.

Asset Allocation/ Transaction Activity

Given the lack of volatility described above, it should surprise no one that our trading activity was modest in the quarter. As the stock market's ascent continued, most Fund equity holdings participated in the advance, thereby carrying their share prices upward toward our sell targets. Typically, we reduce the size of a particular holding before it reaches its sell target so that we can buy a more attractively priced asset. Several issues presented us with this opportunity during the quarter. We also added two new holdings, Fidelity National Financial Class A and Reinsurance Group of America, and eliminated the Devon Energy position. The net effect of this activity was a slight reduction in the equity percentage of the portfolio. We modestly increased the fixed income allocation, but rest assured that the views we have previously expressed about the difficulties of investing in this sector remain acute.

With the sale of Devon Energy, the Fund now contains only one exploration and production company holding (Ultra Petroleum). For many years this sector has contributed substantially to Fund returns, so one may well ask, "What has changed to cause you to give up exposure to this industry?" The answer derives from the combination of new information with heightened valuations. Readers are no doubt familiar with the revolution in drilling technology that has resulted in substantial new North American oil production. Although the new drilling techniques have proven successful in meeting their early targets, the decline in production rates per oil well after one year has surpassed expectations. At the same time that we were observing this deterioration in productivity, the industry's stocks were generally enjoying significant price increases. We took advantage of this price move to reduce our commitment. Ultra Petroleum, despite its name, is somewhat different from its industry peers in that its hydrocarbon production remains weighted to natural gas. Gas well productivity trends do not show the same deterioration at present. As well, we believe that natural gas itself is priced quite cheaply relative to oil.

As noted above, we initiated a position in Fidelity National Financial (FNF), the largest and most profitable title insurance company in the U.S. Title insurance is a fairly concentrated market with the top four industry players controlling approximately 90% of the market. The industry benefits from several factors: lenders require title insurance in order to make mortgages, customer sensitivity to the price of title insurance is low and the industry has high barriers to entry. FNF management has focused on cost reduction in the core business and has broadened the company's operations so that it combines title insurance, mortgage servicing and mortgage technology in a unique package. Finally, the company has a portfolio of non-core assets that is being spun out to FNF shareholders today.

Our second new purchase was Reinsurance Group of America (RGA), one of the largest life reinsurance companies. In this business, RGA reinsures life policies which have been ceded from traditional life companies. RGA has been in this business for over three decades and has collected a vast amount of mortality data, which has led to consistently good underwriting

oakmark.com 11

Oakmark Equity and Income Fund  June 30, 2014

Portfolio Manager Commentary (continued)

results. Not only has RGA benefited from positive underwriting, but also the whole life reinsurance industry has been aided by increasing life expectancy, which has exceeded actuarial expectations for over two decades. This favorable environment has allowed RGA to earn what we believe are solid returns and increase book value around 10% annually for the last decade. Based on current mortality tables, we believe that RGA's liabilities are overstated and RGA is currently valued well under economic book value. Over time, we believe this hidden book value will flow into earnings. As we have noted in recent reports, it is difficult to identify dominant investment opportunities, but we continue the search and we believe that FNF and RGA meet our high demands for new ideas.

Questions/Answers

We will close this report with a review of some questions that investors have posed to us. These are not arrayed in any particular order.

Q: What is the current percentage of non-U.S. investments in the Fund?

A: We have invested approximately 10% of the Fund in non-U.S. assets, almost entirely in the form of liquid European stocks. The Fund's prospectus permits us to invest as much as 35% of the Fund in non-U.S. assets. The Fund's international percentage has been higher in the past, particularly when we identified attractive opportunities in sovereign debt. We do not target this allocation—rather, we always go wherever our understanding of value takes us.

Q: Do the managers of the Fund make determinations as to how much to invest in individual industries?

A: Although the Fund prospectus defines diversification guidelines, we do not intentionally invest the Fund from that level. We build the portfolio from the bottom up but regularly review the Fund's diversification to ensure that the limitations are enforced.

Q: What is the Fund's investable equity universe?

A: The Fund is all-cap, meaning that we search for value in all shapes and sizes. As noted above, we have a hard limit concerning investment in non-U.S. domiciled assets. We look for value opportunities wherever they may be found, but within the limitations of the prospectus.

Q: Early in the Fund's life the fixed income segment was primarily invested in U.S. Treasury notes. Why have you now reduced this position to minimal levels?

A: When we incepted the Fund in 1995, intermediate-term U.S. Treasury notes offered the combination of 6% yields and unmatched liquidity. Today such notes still have the liquidity, but they yield less than 2%. At these levels we believe that such notes offer too much risk for the potential reward.

Q: Why do you sometimes speak of two different turnover rates (measures of trading activity) for the Fund?

A: Our equity investing methodology is based on the premise that over the long term, price and value will come together periodically. Our typical holding period for an individual stock falls in the range of 3-5 years, which implies annual turnover rates of 20-33%. With U.S. Treasury notes, however, their homogeneity and minimal trading costs cause us to think differently. In the past we have traded more actively in U.S.

Treasury notes in order either to change the portfolio's duration or to capture losses, when available. This can lead to the situation where the total portfolio turnover rate looks high relative to what one expects of our equity investing philosophy. In the current interest rate environment, our opportunities to trade U.S. Treasury notes have been curtailed, with the result that equity turnover rates and total Fund turnover rates are collapsing together.

Q: You mentioned "capture losses" in the question above. Why would you want to do this?

A: The Fund's owners are a mix of tax-exempt and taxable investors. We work to make the Fund as tax-efficient as possible for our taxable shareholders, but never at the cost of limiting total return.

Of course, we receive many other questions, some of which we attempt to answer through these reports. As always, we thank our fellow shareholders for investing in the Equity and Income Fund and welcome your future questions.

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 64.5%
INDUSTRIALS - 12.5%
CAPITAL GOODS - 8.1%
Dover Corp. Industrial Machinery	6,284	$571,512
General Dynamics Corp. Aerospace & Defense	3,266	380,618
Rockwell Automation Inc. Electrical Components & Equipment	2,386	298,632
Illinois Tool Works, Inc. Industrial Machinery	2,382	208,550
Parker Hannifin Corp. Industrial Machinery	1,638	205,940
Blount International, Inc. (a) Industrial Machinery	2,263	31,937
NOW, Inc. (a) Trading Companies & Distributors	639	23,154
		1,720,343
TRANSPORTATION - 4.1%
FedEx Corp. Air Freight & Logistics	3,142	475,615
Union Pacific Corp. Railroads	3,691	368,177
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	29,480
		873,272
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Herman Miller, Inc. Office Services & Supplies	1,402	42,383
HNI Corp. Office Services & Supplies	307	12,004
		54,387
		2,648,002
FINANCIALS - 11.9%
BANKS - 5.1%
Bank of America Corp. Diversified Banks	42,384	651,447
Wells Fargo & Co. Diversified Banks	4,326	227,374
U.S. Bancorp Diversified Banks	4,461	193,243
		1,072,064
INSURANCE - 3.8%
Principal Financial Group, Inc. Life & Health Insurance	5,061	255,495
Fidelity National Financial, Inc., Class A Property & Casualty Insurance	6,908	226,290
Aflac, Inc. Life & Health Insurance	3,130	194,861
Reinsurance Group of America, Inc. Reinsurance	1,730	136,473
		813,119
	Shares	Value
DIVERSIFIED FINANCIALS - 3.0%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	$376,400
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,851	256,774
		633,174
		2,518,357
CONSUMER DISCRETIONARY - 11.0%
AUTOMOBILES & COMPONENTS - 6.9%
General Motors Co. Automobile Manufacturers	18,564	673,877
Lear Corp. Auto Parts & Equipment	4,424	395,121
BorgWarner, Inc. Auto Parts & Equipment	6,058	394,921
		1,463,919
RETAILING - 2.4%
Foot Locker, Inc. Apparel Retail	7,711	391,092
HSN, Inc. Catalog Retail	2,010	119,051
		510,143
MEDIA - 1.5%
Scripps Networks Interactive, Inc., Class A Broadcasting	3,831	310,880
CONSUMER DURABLES & APPAREL - 0.2%
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	45,790
		2,330,732
CONSUMER STAPLES - 9.4%
FOOD, BEVERAGE & TOBACCO - 7.3%
Nestle SA (b) Packaged Foods & Meats	6,956	540,280
Philip Morris International, Inc. Tobacco	5,915	498,685
Diageo PLC (b) Distillers & Vintners	3,883	494,241
		1,533,206
FOOD & STAPLES RETAILING - 2.1%
CVS Caremark Corp. Drug Retail	5,842	440,285
		1,973,491

oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 64.5% (continued)
INFORMATION TECHNOLOGY - 8.8%
SOFTWARE & SERVICES - 6.3%
Oracle Corp. Systems Software	17,795	$721,231
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,350	393,034
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	5,082	211,623
		1,325,888
TECHNOLOGY HARDWARE & EQUIPMENT - 2.5%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	6,797	420,302
Knowles Corp. (a) Electronic Components	3,372	103,657
		523,959
		1,849,847
ENERGY - 5.7%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	548,636
Baker Hughes, Inc. Oil & Gas Equipment & Services	5,850	435,495
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	5,117	151,933
Rowan Cos. PLC Oil & Gas Drilling	2,334	74,531
		1,210,595
HEALTH CARE - 5.2%
HEALTH CARE EQUIPMENT & SERVICES - 4.9%
UnitedHealth Group, Inc. Managed Health Care	6,246	510,573
Omnicare, Inc. Health Care Services	4,065	270,623
Laboratory Corp. of America Holdings (a) Health Care Services	1,430	146,463
Varian Medical Systems, Inc. (a) Health Care Equipment	1,210	100,633
		1,028,292
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
Bruker Corp. (a) Life Sciences Tools & Services	3,130	75,953
		1,104,245
TOTAL COMMON STOCKS - 64.5% (COST $8,167,949)		13,635,269
	Par Value		Value
FIXED INCOME - 12.5%
GOVERNMENT AND AGENCY SECURITIES - 8.7%
U.S. GOVERNMENT NOTES - 7.8%
1.375%, due 07/15/18, Inflation Indexed		547,931	$598,700
1.25%, due 07/15/20, Inflation Indexed		541,785	593,720
2.125%, due 01/15/19, Inflation Indexed		220,131	247,923
1.00%, due 09/30/16		199,380	201,312
			1,641,655
U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Bank, 1.65%, due 07/18/19		29,550	29,105
Federal Home Loan Bank, 1.00%, due 03/26/19		26,350	26,384
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,517
Federal Home Loan Mortgage Corp., 2.50%, due 10/17/19		23,850	23,999
Federal Home Loan Mortgage Corp., 1.50%, due 02/28/19		21,750	21,793
Federal National Mortgage Association, 1.125%, due 07/18/18		9,825	9,829
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,331
Federal Home Loan Bank, 1.00%, due 03/27/23		6,500	6,472
Federal Home Loan Bank, 1.00%, due 04/15/20		6,500	6,451
			157,881
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed	CAD	37,566	46,483
Total Government and Agency Securities (Cost $1,722,159)			1,846,019
CORPORATE BONDS - 3.7%
E*TRADE Financial Corp., 6.375%, due 11/15/19		53,872	58,316
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	54,172
E*TRADE Financial Corp., 6.75%, due 06/01/16		42,515	46,129
General Motors Co., 144A, 4.875%, due 10/02/23 (d)		41,400	43,574
The Manitowoc Co., Inc., 8.50%, due 11/01/20		35,655	39,755
Omnicare, Inc., 7.75%, due 06/01/20		36,675	39,517
Delphi Corp., 6.125%, due 05/15/21		32,016	35,781
Credit Suisse Group AG, 144A, 7.50%, due 12/31/49 (d) (e)		30,000	33,207
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (d)		30,434	31,956
Omnicom Group, Inc., 3.625%, due 05/01/22		30,425	31,300
CVS Caremark Corp., 4.00%, due 12/05/23		29,325	30,688

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 12.5% (continued)
CORPORATE BONDS - 3.7% (continued)
General Motors Co., 144A, 3.50%, due 10/02/18 (d)	29,525	$30,189
The William Carter Co., 144A, 5.25%, due 08/15/21 (d)	28,002	29,192
Burger King Corp., 9.875%, due 10/15/18	24,393	26,161
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (d)	20,965	22,590
Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21 (d)	20,000	18,900
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	18,654
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	16,514
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (d)	14,681	16,076
JPMorgan Chase & Co., 3.15%, due 07/05/16	14,700	15,323
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (d)	13,615	14,977
Glencore Canada Corp., 6.00%, due 10/15/15	13,275	14,097
GLP Capital, LP / GLP Financing II, Inc., 144A, 5.375%, due 11/01/23 (d)	12,000	12,450
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (d)	10,000	10,700
GLP Capital, LP / GLP Financing II, Inc., 144A, 4.875%, due 11/01/20 (d)	10,000	10,300
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (d)	9,970	10,219
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,537
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (d)	8,630	8,759
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,512
Credit Suisse Group AG, 144A, 6.25%, due 12/31/49 (d) (e)	7,000	7,044
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (d) (e)	6,000	5,745
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,531
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (d)	4,990	5,414
GLP Capital, LP / GLP Financing II, Inc., 144A, 4.375%, due 11/01/18 (d)	5,000	5,163
Bank of America Corp., 5.25%, due 12/01/15	3,283	3,469
Walter Energy, Inc., 9.875%, due 12/15/20	5,390	3,328
Walter Energy, Inc., 8.50%, due 04/15/21	5,000	2,800
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	2,450	2,701
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (d)	2,000	2,025
	Par Value	Value
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (d)	1,230	$1,328
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,081
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (d)	1,000	1,063
E*TRADE Financial Corp., 6.00%, due 11/15/17	1,000	1,040
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	1,000	1,005
Foot Locker, Inc., 8.50%, due 01/15/22	395	480
Hologic, Inc., 6.25%, due 08/01/20	250	264
Tempur Sealy International, Inc., 6.875%, due 12/15/20	221	242
Total Corporate Bonds (Cost $767,060)		786,268
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.702%, due 10/15/19 (d) (e) (Cost $11,450)	11,450	11,530
CONVERTIBLE BOND - 0.0% (f)
Live Nation Entertainment, Inc., 2.875%, due 07/15/27 (Cost $834)	828	827
TOTAL FIXED INCOME - 12.5% (COST $2,501,503)		2,644,644
SHORT TERM INVESTMENTS - 22.7%
COMMERCIAL PAPER - 15.7%
Toyota Motor Credit Corp., 0.05% - 0.13%, due 07/03/14 - 09/09/14 (g)	900,000	899,935
MetLife, Inc., 144A, 0.10% - 0.12%, due 07/07/14 - 08/26/14 (d) (g)	502,000	501,957
BMW US Capital LLC, 144A, 0.07% - 0.11%, due 07/01/14 - 08/15/14 (d) (g)	445,835	445,815
BP Capital Markets PLC, 144A, 0.06% - 0.10%, due 07/03/14 - 07/29/14 (d) (g)	249,500	249,490
General Mills Inc., 144A, 0.13% - 0.19%, due 07/01/14 - 07/28/14 (d) (g)	219,200	219,189
J.P. Morgan Securities LLC, 0.23% - 0.33%, due 07/01/14 - 12/18/14 (g)	200,000	199,911
American Honda Finance Corp., 0.08% - 0.11%, due 07/09/14 - 08/06/14 (g)	169,928	169,920
Chevron Corp., 144A, 0.06% - 0.07%, due 07/18/14 - 07/31/14 (d) (g)	150,000	149,993
State Street Corp., 0.13% - 0.14%, due 08/11/14 - 09/12/14 (g)	150,000	149,967

oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 22.7% (continued)
COMMERCIAL PAPER - 15.7% (continued)
Kellogg Co., 144A, 0.14% - 0.15%, due 07/03/14 - 07/14/14 (d) (g)	130,500	$130,496
Wellpoint, Inc., 144A, 0.17% - 0.22%, due 07/02/14 - 09/02/14 (d) (g)	125,600	125,590
John Deere Capital Co., 144A, 0.09%, due 07/21/14 (d) (g)	50,000	49,997
General Electric Capital Corp., 0.07%, due 07/08/14 (g)	25,000	25,000
Wal-mart Stores, Inc., 144A, 0.07%, due 07/07/14 (d) (g)	6,140	6,140
Total Commercial Paper (Cost $3,323,393)		3,323,400
REPURCHASE AGREEMENT - 5.1%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.00% dated 06/30/14 due
07/01/14, repurchase price $1,088,838,
collateralized by Federal Home Loan
Bank Bonds, 0.150% - 0.250%, due
01/16/15 - 03/30/15, aggregate value
plus accrued interest of $13,101, by a
Freddie Mac Discount Note, 0.000%,
due 12/04/14, value plus accrued
interest of $287,210, by a United States
Treasury Bill, 0.000%, due 12/26/14,
value plus accrued interest of $595,702,
by a United States Treasury Bond,
11.250%, due 02/15/15, value plus
accrued interest of $206,898, by United
States Treasury Notes, 0.250% - 2.375%,
due 02/28/15, aggregate value
plus accrued interest of $7,708
(Cost: $1,088,838)	1,088,838	1,088,838
CORPORATE BONDS - 1.9%
Capital One Financial Corp., 2.13%, due 07/15/14	75,095	75,140
Capital One Financial Corp., 2.15%, due 03/23/15	67,933	68,758
Citigroup, Inc., 5.00%, due 09/15/14	53,700	54,175
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14	43,637	43,717
Wells Fargo & Co., 1.25%, due 02/13/15	39,837	40,070
Bank of America Corp., 4.50%, due 04/01/15	37,334	38,448
Ford Motor Credit Co. LLC, 3.88%, due 01/15/15	31,481	32,045
Anheuser-Busch InBev Worldwide, Inc., 1.50%, due 07/14/14	18,200	18,207
Capital One Financial Corp., 5.50%, due 06/01/15	16,297	17,026
ConocoPhillips, 4.60%, due 01/15/15	10,826	11,068
	Par Value	Value
General Electric Capital Corp., 0.12%, due 07/14/14	5,500	$5,500
Total Corporate Bonds (Cost $404,133)		404,154
TOTAL SHORT TERM INVESTMENTS - 22.7% (COST $4,816,364)		4,816,392
TOTAL INVESTMENTS - 99.7% (COST $15,485,816)		21,096,305
Other Assets In Excess of Liabilities - 0.3%		55,721
NET ASSETS - 100.0%		$21,152,026

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Foreign domiciled corporation

(d)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(e)  Floating Rate Note. Rate shown is as of June 30, 2014.

(f)  Amount rounds to less than 0.1%.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD  Canadian Dollar

16 OAKMARK FUNDS

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oakmark.com 17

Oakmark Global Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	3.42%	24.19%	13.52%	16.80%	9.44%	11.77%
MSCI World Index	4.86%	24.05%	11.81%	14.99%	7.25%	4.30%
Lipper Global Funds Index[11]	4.29%	23.02%	10.06%	14.00%	7.43%	5.28%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Oracle Corp.	4.7
Credit Suisse Group	4.6
TE Connectivity, Ltd.	3.7
General Motors Co.	3.5
Julius Baer Group, Ltd.	3.4
CNH Industrial N.V.	3.4
Toyota Motor Corp.	3.3
Daiwa Securities Group, Inc.	3.1
Bank of America Corp.	3.0
MasterCard, Inc., Class A	3.0
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	43
Net Assets	$3.7 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$62.3 billion
Median Market Cap	$25.3 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	17%
Expense Ratio - Class I (as of 09/30/13)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	23.0
Financials	19.2
Industrials	17.2
Consumer Discretionary	14.4
Consumer Staples	7.0
Health Care	6.1
Materials	5.6
Energy	5.1
Short-Term Investments and Other	2.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	43.5
United States	43.5
Europe	38.4
Switzerland	18.2
Netherlands*	8.9
U.K.	4.5
Germany*	4.2
France*	2.6
% of Equity
Asia	15.5
Japan	13.0
South Korea	2.5
Australasia	2.6
Australia	2.6

*  Euro currency countries comprise 15.7% of equity investments

18 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

Last quarter we began our report comparing the dichotomy between the macro environment and the performance of the equity markets. For better or worse, the same can be written once again for the June quarter. The international political situation remains fraught, and the emergence of previously little-known groups such as Boko Haram and ISIS added to world tensions. The rebellion in the Ukraine and the Syrian civil war are both far from resolved. Additionally, economic growth continues to disappoint, and the U.S. recently reported that its GDP shrank in the first calendar quarter. Yet in keeping with the spirit of the March quarter, most developed world equity markets still generated positive returns.

For the quarter the Oakmark Global Fund gained 3%. The MSCI World Index10 increased 5% in the period while the Lipper Global Funds Index11 returned 4%. For the first six months of 2014 the Fund has gained 5%, which contrasts to 6% for the MSCI World Index and 6% for the Lipper Global Funds Index. For the nine months of the Fund's fiscal year the returns are 12% for the Fund, 15% for the MSCI World Index and 14% for the Lipper Global Funds Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 12%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Funds Index.

The Fund's fiscal year shortfall derives from two factors: country allocation and issue selection. To wit, we have been underweight in the United States, one of the strongest large markets, and our stock selections in Europe (except for Germany) have lagged. We wrote last quarter concerning our reduction in the portfolio's U.S. weight, as we cut back holdings that had experienced strong appreciation. As it happened, the trends that prevailed in the March quarter continued into June, meaning that our rebalancing away from the U.S. was at best premature. In terms of issue selection, 30% of the Fund's international holdings suffered price declines in the period, most of which were small and all of which were idiosyncratic to the individual company.

The countries that contributed most to the Fund's quarter return were the U.S., Japan and France while the two detractors were the Netherlands and Switzerland. Four of the largest contributors to Fund return in the quarter were U.S. domiciled: National Oilwell Varco, Health Net, Intel and FedEx. Swiss-based Holcim was the fifth largest contributor. The Fund holdings that detracted most were Credit Suisse (Switzerland), Bank of America (U.S.), CNH Industrial (Netherlands), Julius Baer Group (Switzerland) and Fugro (Netherlands).

For the first six months of the fiscal year, the U.S., Germany and Switzerland contributed the most to investment return while the Netherlands and the United Kingdom both detracted. Leading contributors to return were Health Net, Applied Materials (U.S.), Holcim (Switzerland), Union Pacific (U.S.) and TE

Connectivity (Switzerland). Julius Baer Group was the leading detractor, followed by MasterCard (U.S.), General Motors (U.S.), CNH Industrial and Daiwa Securities Group (Japan). Finally, for the Fund's fiscal year, which began October 1, the countries that contributed most to return were the U.S., Switzerland and Germany, and the only country to detract from portfolio return was the Netherlands. The largest return contributors were Oracle (U.S.), FedEx, Union Pacific, TE Connectivity and Daimler (Germany). CNH Industrial led the detractors, followed by Julius Baer Group, Credit Suisse Group, Hirose Electric (Japan) and Citigroup (U.S.).

Portfolio Activity

We initiated one new holding in the June quarter, eliminated two and received a small distribution of a stock from a spinoff of National Oilwell Varco. All of these transactions involved U.S.-domiciled companies. The net effect of this activity, combined with market return, was to increase the U.S. portfolio weight by approximately 1%. The portfolio remains underweight the U.S. relative to its MSCI World Index benchmark. We believe that the Fund's shareholders deserve to know these statistics, but please remember that we are not benchmark investors. Some investment management companies take an active point of view relative to the benchmark—i.e., they analyze the benchmark and decide that they can beat the benchmark through employing divergent weights. We may produce a similar outcome, but our thought process is very different. We simply seek investment opportunities that we believe offer the best combination of risk and return. We then total up the Fund and see where that has led us relative to the benchmark. For the past few quarters the outcome has been a moderate U.S. underweight position. Should we find two or three outstanding new ideas that are U.S.-domiciled, this relative weight could change quickly. But always understand that our goal is not to beat a benchmark but rather to construct a portfolio that meets its shareholders' needs. Few shareholders articulate a need to beat a benchmark.

Our new purchase was Interpublic Group, one of the largest global providers of marketing solutions. Its companies specialize in consumer advertising, digital marketing, communications planning and media buying, public relations and specialty marketing. Interpublic Group is a holding company with many constituent holdings, including McCann Worldgroup, FCB, Initiative and Weber Shandwick. Interpublic Group is headquartered in New York and has operations in over 100 countries worldwide.

We believe that Interpublic Group's improving margins and shareholder-friendly decisions position it for future success within the advertising and marketing industry. We also like that its management team has steered the company towards strong free cash flow generation and a capital-light business model. In

oakmark.com 19

Oakmark Global Fund  June 30, 2014

Portfolio Manager Commentary (continued)

2005, newly appointed CEO Michael Roth and CFO Frank Mergenthaler began to implement a turnaround strategy for the company, including steps to stabilize client losses, shore up operating responsibility at the agency level and reinvest in talented employees. The steps significantly increased profit margins. In addition to its improving margins, we believe its media buying business is especially attractive because of its large scale. Lastly, we view management as good stewards of shareholder capital, having returned $1.9 billion to shareholders via dividends and repurchases since 2010.

We eliminated our holdings in Devon Energy and Cimarex Energy in the quarter. Over the past decade, the Fund has successfully invested in U.S.-based exploration and production companies, but share prices in this sector now accurately reflect economic prospects, as we understand them. Should prices become more favorable, we will certainly consider reinvesting in this industry.

Currency Hedges

During the quarter global currencies were relatively stable, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 40% of the Swiss franc and 34% of the Australian dollar were hedged at quarter-end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

20 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.6%
INFORMATION TECHNOLOGY - 23.0%
TECHNOLOGY HARDWARE & EQUIPMENT - 8.4%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,202	$136,147
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	2,589	84,218
Hirose Electric Co., Ltd. (Japan) Electronic Components	419	62,217
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	700	28,401
		310,983
SOFTWARE & SERVICES - 7.7%
Oracle Corp. (United States) Systems Software	4,303	174,404
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,510	110,918
		285,322
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.9%
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	69	89,501
Applied Materials, Inc. (United States) Semiconductor Equipment	3,822	86,184
Intel Corp. (United States) Semiconductors	2,548	78,721
		254,406
		850,711
FINANCIALS - 19.2%
DIVERSIFIED FINANCIALS - 13.8%
Credit Suisse Group (Switzerland) Diversified Capital Markets	5,985	171,157
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	3,075	126,785
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,105	113,450
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,697	98,132
		509,524
BANKS - 5.4%
Bank of America Corp. (United States) Diversified Banks	7,279	111,875
Citigroup, Inc. (United States) Diversified Banks	1,902	89,561
		201,436
		710,960
	Shares	Value
INDUSTRIALS - 17.2%
CAPITAL GOODS - 9.0%
CNH Industrial N.V. (Netherlands) Construction Machinery & Heavy Trucks	12,078	$124,039
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,900	92,024
Rheinmetall AG (Germany) Industrial Conglomerates	836	59,162
Smiths Group PLC (UK) Industrial Conglomerates	1,698	37,692
Travis Perkins PLC (UK) Trading Companies & Distributors	639	17,911
NOW, Inc. (United States) (a) Trading Companies & Distributors	89	3,221
		334,049
TRANSPORTATION - 7.2%
Union Pacific Corp. (United States) Railroads	1,102	109,894
FedEx Corp. (United States) Air Freight & Logistics	586	88,748
Kuehne + Nagel International AG (Switzerland) Marine	505	67,170
		265,812
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Adecco SA (Switzerland) Human Resource & Employment Services	424	34,895
		634,756
CONSUMER DISCRETIONARY - 14.4%
AUTOMOBILES & COMPONENTS - 10.7%
General Motors Co. (United States) Automobile Manufacturers	3,585	130,143
Toyota Motor Corp. (Japan) Automobile Manufacturers	2,055	123,415
Daimler AG (Germany) Automobile Manufacturers	988	92,527
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	2,937	50,536
		396,621
MEDIA - 3.7%
The Interpublic Group of Cos., Inc. (United States) Advertising	3,751	73,186
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	2,551	62,978
		136,164
		532,785

oakmark.com 21

Oakmark Global Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.6% (continued)
CONSUMER STAPLES - 7.0%
FOOD, BEVERAGE & TOBACCO - 7.0%
Diageo PLC (UK) Distillers & Vintners	3,285	$104,915
Danone SA (France) Packaged Foods & Meats	1,277	94,877
Nestle SA (Switzerland) Packaged Foods & Meats	743	57,591
		257,383
HEALTH CARE - 6.1%
HEALTH CARE EQUIPMENT & SERVICES - 6.1%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,958	91,931
Health Net, Inc. (United States) (a) Managed Health Care	1,997	82,960
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	499	51,087
		225,978
MATERIALS - 5.6%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,508	94,365
Holcim, Ltd. (Switzerland) Construction Materials	727	63,859
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,056	34,358
Akzo Nobel NV (Netherlands) Specialty Chemicals	180	13,505
		206,087
ENERGY - 5.1%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,186	97,692
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,580	90,478
		188,170
TOTAL COMMON STOCKS - 97.6% (COST $2,803,066)		3,606,830
	Par Value	Value
SHORT TERM INVESTMENTS - 1.6%
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $58,305, collateralized by a United States Treasury Note, 1.250%, due 11/30/18, value plus accrued interest of $59,476 (Cost: $58,305)	58,305	$58,305
TOTAL SHORT TERM INVESTMENTS - 1.6% (COST $58,305)		58,305
TOTAL INVESTMENTS - 99.2% (COST $2,861,371)		3,665,135
Other Assets In Excess of Liabilities - 0.8%		28,790
TOTAL NET ASSETS - 100.0%		$3,693,925

(a)  Non-income producing security

22 OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	2.98%	22.79%	14.96%	18.11%	9.40%
MSCI World Index	4.86%	24.05%	11.81%	14.99%	5.33%
Lipper Global Funds Index[11]	4.29%	23.02%	10.06%	14.00%	5.39%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Daiwa Securities Group, Inc.	5.2
CNH Industrial N.V.	5.1
Diageo PLC	5.0
Kering	4.9
Credit Suisse Group, Inc.	4.9
Oracle Corp.	4.8
Google, Inc., Class A	4.8
JPMorgan Chase & Co.	4.8
American International Group, Inc.	4.8
Danone	4.7
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$89.1 billion
Median Market Cap	$47.5 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	6%
Expense Ratio - Class I (as of 09/30/13)	1.15%
SECTOR ALLOCATION	% of Net Assets
Financials	28.6
Information Technology	23.1
Industrials	13.7
Consumer Discretionary	13.1
Consumer Staples	9.7
Health Care	4.6
Short-Term Investments and Other	7.2
GEOGRAPHIC ALLOCATION
% of Equity
North America	49.8
United States	49.8
Europe	39.6
Switzerland	14.2
France*	10.4
Netherlands*	5.5
U.K.	5.3
Germany*	4.2
% of Equity
Asia	10.6
Japan	10.6

*  Euro currency countries comprise 20.1% of equity investments

24 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 3% for the quarter ended June 30, 2014, underperforming the MSCI World Index's10 5% return. The Fund has returned an average of 9% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

Intel was the Fund's largest contributor for the quarter, returning 20%. Investors reacted positively to Intel's announcement of better than expected PC sales and profit margins, which should lead to higher earnings for the year. Despite lingering PC concerns and substantial investments in the ramp-up of their tablet PC offerings, Intel still produces profit margins that are near the high end of their historical range. Another top contributor was FedEx, which returned 14%. FedEx reported very good fourth quarter results that demonstrated management's cost-cutting plan is working. Expenses fell 4% year over year while revenues grew 4%. An increase in package volume produced revenue growth across all segments while positive leverage allowed operating margins to improve to 10%. Even with the strong performance during the quarter, both Intel and FedEx still sell at a discount to our estimate of their intrinsic values.

Bank of America, last quarter's largest contributor, was this quarter's largest detractor, declining 11%. Bank of America recently announced that it was resubmitting its capital plan to the Federal Reserve due to incorrect adjustments and that it will suspend its buyback program as well as its dividend increase until these changes are reapproved. While some investors reacted negatively to the news, we believe that the company's core business is making good progress towards normal earnings and that these capital and legal issues will soon end. We were pleased with its quarterly earnings report earlier in the year and continue to believe the company is undervalued.

During the quarter we sold our shares of DirecTV and used the proceeds to purchase Google. As the dominant online search engine, Google enjoys significant competitive advantages. Its advertising infrastructure enables the company to capitalize on the accelerating shift away from traditional advertising mediums to web-based advertising. Consequently, Google's search business generated roughly $50 billion of advertising revenue in 2013, an increase of about 16% over 2012. Other meaningful competitive advantages are its substantial research and development budget, proprietary search algorithm and network effects that reinforce its business. Furthermore, we like that Google's management team is adept at identifying opportunities for future expansion. For example, Google acquired the Android operating system developer in 2005, which provided entry to the growing world of mobile computing, and also recently acquired Nest Labs, which develops automated in-home devices such as thermostats and smoke alarms that can be controlled using smart devices. In addition, Google is working to generate future television advertising revenues by way of its YouTube ownership (acquired in 2006). Looking ahead, we think the company's newer ventures, such as its Google Chrome web browser and cloud computing applications, will also benefit shareholders.

Geographically, 50% of the Fund's holdings were invested in U.S.-domiciled companies as of June 30th, while approximately 39% were allocated to equities in Europe and 11% to equities in Japan.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 34% of the Swiss franc was hedged at quarter end.

We have built a Fund of companies that we believe trade at attractive prices and that are run by management teams who focus on building shareholder value. We believe that the Fund is well-positioned to generate favorable long-term results for our fellow shareholders. We thank you for your continued support and confidence.

oakmark.com 25

Oakmark Global Select Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.8%
FINANCIALS - 28.6%
DIVERSIFIED FINANCIALS - 14.6%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	11,963	$103,564
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,393	97,041
Capital One Financial Corp. (United States) Consumer Finance	1,077	88,960
		289,565
BANKS - 9.2%
JPMorgan Chase & Co. (United States) Diversified Banks	1,642	94,612
Bank of America Corp. (United States) Diversified Banks	5,687	87,409
		182,021
INSURANCE - 4.8%
American International Group, Inc. (United States) Multi-line Insurance	1,727	94,260
		565,846
INFORMATION TECHNOLOGY - 23.1%
SOFTWARE & SERVICES - 9.6%
Oracle Corp. (United States) Systems Software	2,345	95,043
Google, Inc., Class A (United States) (a) Internet Software & Services	162	94,716
		189,759
TECHNOLOGY HARDWARE & EQUIPMENT - 8.9%
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	2,808	91,373
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,374	84,962
		176,335
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Intel Corp. (United States) Semiconductors	2,922	90,290
		456,384
INDUSTRIALS - 13.7%
TRANSPORTATION - 8.7%
FedEx Corp. (United States) Air Freight & Logistics	616	93,250
Kuehne + Nagel International AG (Switzerland) Marine	591	78,653
		171,903
CAPITAL GOODS - 5.0%
CNH Industrial N.V. (Netherlands) Construction Machinery & Heavy Trucks	9,742	100,051
		271,954
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
CONSUMER DURABLES & APPAREL - 4.9%
Kering (France) Apparel, Accessories & Luxury Goods	443	$97,213
RETAILING - 4.3%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	2,855	83,823
AUTOMOBILES & COMPONENTS - 3.9%
Daimler AG (Germany) Automobile Manufacturers	830	77,719
		258,755
CONSUMER STAPLES - 9.7%
FOOD, BEVERAGE & TOBACCO - 9.7%
Diageo PLC (UK) Distillers & Vintners	3,073	98,145
Danone SA (France) Packaged Foods & Meats	1,265	93,927
		192,072
HEALTH CARE - 4.6%
HEALTH CARE EQUIPMENT & SERVICES - 4.6%
Medtronic, Inc. (United States) Health Care Equipment	1,429	91,113
TOTAL COMMON STOCKS - 92.8% (COST $1,509,083)		1,836,124
	Par Value	Value
SHORT TERM INVESTMENTS - 5.9%
REPURCHASE AGREEMENT - 5.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $116,517, collateralized by a Federal National Mortgage Association Bond, 1.670%, due 11/20/18, value plus accrued interest of $96,830, by a United States Treasury Note, 1.250%, due 11/30/18, value plus accrued interest of $22,019 (Cost: $116,517)	116,517	116,517
TOTAL SHORT TERM INVESTMENTS - 5.9% (COST $116,517)		116,517
TOTAL INVESTMENTS - 98.7% (COST $1,625,600)		1,952,641
Other Assets In Excess of Liabilities - 1.3%		25,284
TOTAL NET ASSETS - 100.0%		$1,977,925

(a)  Non-income producing security

26 OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	1.39%	20.93%	12.02%	17.15%	10.16%	11.04%
MSCI World ex U.S. Index	4.62%	23.83%	7.58%	11.67%	7.18%	6.84%
MSCI EAFE Index[13]	4.09%	23.57%	8.10%	11.77%	6.93%	6.62%
Lipper International Funds Index[14]	3.73%	22.27%	7.61%	12.02%	7.60%	7.66%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Credit Suisse Group, Inc.	4.9
Allianz SE	3.5
BNP Paribas SA	3.3
Honda Motor Co., Ltd.	3.3
Toyota Motor Corp.	3.2
CNH Industrial N.V.	2.8
Richemont SA	2.8
Diageo PLC	2.8
Bayerische Motoren Werke (BMW) AG	2.7
Tesco PLC	2.7
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	58
Net Assets	$32.8 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$58.4 billion
Median Market Cap	$27.5 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	18%
Expense Ratio - Class I (as of 09/30/13)	0.98%
SECTOR ALLOCATION	% of Net Assets
Financials	24.7
Consumer Discretionary	24.2
Industrials	17.2
Consumer Staples	13.8
Information Technology	7.1
Materials	4.6
Health Care	3.9
Short-Term Investments and Other	4.5
GEOGRAPHIC ALLOCATION
% of Equity
Europe	77.9
Switzerland	16.7
U.K.	16.3
France*	15.8
Germany*	10.7
Netherlands*	7.7
Sweden	4.8
Italy*	3.3
Ireland*	2.6
% of Equity
Asia	16.5
Japan	14.3
South Korea	2.2
Australasia	4.3
Australia	4.3
North America	0.7
Canada	0.7
Middle East	0.6
Israel	0.6

*  Euro currency countries comprise 40.1% of equity investments

28 OAKMARK FUNDS

Oakmark International Fund  June 30, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 1% for the quarter ended June 30, 2014, underperforming the MSCI World ex U.S. Index12, which returned 5%. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

Richemont, the world's second-largest luxury goods firm, was the top contributor for the quarter, returning 10%. Shares reacted positively to fiscal year 2013 earnings, in addition to an increase in the fiscal year 2014 dividend of 40%. Additionally, Richemont saw 6% organic growth in April, or 8% excluding the slowdown in Japan, following the increase in consumption tax. Globally, the jewelry division continues to perform well, as jewelry sales have increased by double digits over last year. Management continues to invest in its jewelry manufacturing capacity due to its very bullish view of the business's long-term growth prospects from global wealth creation. We believe Richemont has a high-quality inventory of brands and is led by one of the best management teams with which we invest.

Credit Suisse Group, the Swiss-based financial services company, was the largest detractor for the quarter, declining 9%. First-quarter results released in April were mixed. Overall revenues and net profit were less than market expectations, while net new money inflows in the wealth management/private banking and asset management divisions were strong. Margins in wealth management and asset management also expanded. In May, Credit Suisse announced that it settled its U.S. tax evasion case that resulted in a total fine of CHF 2.5 billion (USD 2.8 billion). Credit Suisse was not required to relinquish any of its licenses, and its internal due diligence suggests that no clients have terminated their relationship due to the issue. We are pleased that this situation is finally resolved. Although Credit Suisse's Tier 1 capital ratio declined to 9.3% based on its first-quarter results, management expects to exceed a level of 10% by current year-end. Management also stated that the company plans to return approximately half of its earnings to shareholders, which is better than the 35% previously announced. Lastly, Credit Suisse issued USD 5 billion of senior debt during the quarter, its first large senior debt sale in three years. Despite its settlement with the U.S. authorities, the deal attracted USD 10 billion of demand. We believe this illustrates that Credit Suisse's fundamentals are sound and that it is still an attractive investment.

During the quarter we sold our position in Continental as it approached our estimate of intrinsic value. We used the proceeds to purchase Meggitt, a UK-based aviation equipment supplier. We also purchased two other new names during the quarter: Prada, the Italian luxury goods designer and manufacturer; and Safran, a French-based manufacturer of propulsion and aerospace equipment.

Our geographical composition changed slightly over the past quarter. Our European holdings increased to approximately 78%, while our Japan holdings remained unchanged at approximately 14%. The remaining positions are in Australia, North America (Canada), South Korea and the Middle East.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 40% of the Swiss franc, 37% of the Australian dollar and 31% of the Swedish krona were hedged at quarter end.

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

oakmark.com 29

Oakmark International Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.5%
FINANCIALS - 24.7%
DIVERSIFIED FINANCIALS - 8.7%
Credit Suisse Group (Switzerland) Diversified Capital Markets	56,697	$1,621,363
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	755,585
Schroders PLC (UK) Asset Management & Custody Banks	10,911	467,942
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,035
		2,845,925
BANKS - 8.3%
BNP Paribas SA (France) Diversified Banks	15,985	1,084,453
Lloyds Banking Group PLC (UK) (a) Diversified Banks	676,382	859,488
Intesa Sanpaolo SPA (Italy) Diversified Banks	252,157	778,948
		2,722,889
INSURANCE - 7.7%
Allianz SE (Germany) Multi-line Insurance	6,844	1,140,494
AMP, Ltd. (Australia) Life & Health Insurance	144,477	722,044
Willis Group Holdings PLC (UK) Insurance Brokers	15,241	659,953
		2,522,491
		8,091,305
CONSUMER DISCRETIONARY - 24.2%
AUTOMOBILES & COMPONENTS - 11.7%
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	30,786	1,074,870
Toyota Motor Corp. (Japan) Automobile Manufacturers	17,497	1,050,793
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	6,974	884,424
Daimler AG (Germany) Automobile Manufacturers	8,651	810,207
		3,820,294
CONSUMER DURABLES & APPAREL - 8.6%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,629	905,412
Kering (France) Apparel, Accessories & Luxury Goods	3,972	871,033
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	3,104	598,354
Prada SPA (Italy) Apparel, Accessories & Luxury Goods	33,428	237,648
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,093	217,410
		2,829,857
	Shares	Value
MEDIA - 2.1%
WPP PLC (UK) Advertising	14,425	$314,514
Thomson Reuters Corp. (Canada) Publishing	5,787	210,694
Publicis Groupe SA (France) Advertising	2,104	178,488
		703,696
RETAILING - 1.8%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	13,236	578,428
		7,932,275
INDUSTRIALS - 17.2%
CAPITAL GOODS - 11.0%
CNH Industrial N.V. (Netherlands) Construction Machinery & Heavy Trucks	90,121	925,518
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	23,628	749,797
SKF AB (Sweden) Industrial Machinery	22,900	584,373
Smiths Group PLC (UK) Industrial Conglomerates	17,995	399,433
Atlas Copco AB, Series B (Sweden) Industrial Machinery	12,106	323,422
Safran SA (France) Aerospace & Defense	4,400	288,062
Schindler Holding AG (Switzerland) Industrial Machinery	1,377	209,314
Wolseley PLC (UK) Trading Companies & Distributors	1,993	109,226
Meggitt PLC (UK) Aerospace & Defense	991	8,582
Geberit AG (Switzerland) Building Products	11	3,845
		3,601,572
COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
Experian Group, Ltd. (Ireland) Research & Consulting Services	48,987	828,296
Adecco SA (Switzerland) Human Resource & Employment Services	3,714	305,722
Secom Co., Ltd. (Japan) Security & Alarm Services	1,950	119,126
Meitec Corp. (Japan) Research & Consulting Services	2,423	75,587
		1,328,731
TRANSPORTATION - 2.1%
Kuehne + Nagel International AG (Switzerland) Marine	5,222	694,893
		5,625,196

30 OAKMARK FUNDS

Oakmark International Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.5% (continued)
CONSUMER STAPLES - 13.8%
FOOD, BEVERAGE & TOBACCO - 10.7%
Diageo PLC (UK) Distillers & Vintners	28,330	$904,695
Danone SA (France) Packaged Foods & Meats	11,489	853,318
Pernod Ricard SA (France) (b) Distillers & Vintners	5,487	658,921
Nestle SA (Switzerland) Packaged Foods & Meats	8,043	623,124
Heineken Holdings NV (Netherlands) Brewers	7,324	481,502
		3,521,560
FOOD & STAPLES RETAILING - 3.1%
Tesco PLC (UK) Food Retail	180,109	876,014
Koninklijke Ahold NV (Netherlands) Food Retail	7,449	139,843
		1,015,857
		4,537,417
INFORMATION TECHNOLOGY - 7.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	24,232	788,395
OMRON Corp. (Japan) Electronic Components	3,083	129,952
		918,347
SOFTWARE & SERVICES - 2.2%
SAP AG (Germany) Application Software	6,764	522,397
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	2,851	191,103
		713,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	527	688,203
		2,320,050
MATERIALS - 4.6%
Holcim, Ltd. (Switzerland) Construction Materials	7,152	628,681
Orica, Ltd. (Australia) Commodity Chemicals	34,085	626,100
Givaudan SA (Switzerland) Specialty Chemicals	81	134,451
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,679	125,898
		1,515,130
	Shares	Value
HEALTH CARE - 3.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4%
GlaxoSmithKline PLC (UK) Pharmaceuticals	18,407	$492,685
Sanofi (France) Pharmaceuticals	1,909	202,794
Novartis AG (Switzerland) Pharmaceuticals	1,086	98,292
		793,771
HEALTH CARE EQUIPMENT & SERVICES - 1.5%
Olympus Corp. (Japan) (a) Health Care Equipment	14,006	482,509
		1,276,280
TOTAL COMMON STOCKS - 95.5% (COST $27,320,832)		31,297,653
	Par Value	Value
SHORT TERM INVESTMENTS - 4.0%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $835,536, collateralized by a Federal National Mortgage Association Bond, 5.355%, due 11/24/17, value plus accrued interest of $13,316, by United States Treasury Notes, 0.625% - 2.250%, due 11/30/17 - 03/31/18, aggregate value plus accrued interest of $838,936 (Cost: $835,536)	835,536	835,536
GOVERNMENT AND AGENCY SECURITIES - 0.8%
United States Treasury Floating Rate Note, 0.109%, due 04/30/16 (c) (Cost $250,000)	250,000	250,065
COMMERCIAL PAPER - 0.6%
J.P. Morgan Securities LLC, 0.23%, due 12/17/14 - 12/29/14 (d)	150,000	149,845
J.P. Morgan Securities LLC, 144A, 0.33%, due 07/17/14 (d) (e)	50,000	49,993
Total Commercial Paper (Cost $199,823)		199,838
TOTAL SHORT TERM INVESTMENTS - 4.0% (COST $1,285,359)		1,285,439
TOTAL INVESTMENTS - 99.5% (COST $28,606,191)		32,583,092
Foreign Currencies (Cost $-1,992) - 0.0% (f)		(1,992)
Other Assets In Excess of Liabilities - 0.5%		178,034
TOTAL NET ASSETS - 100.0%		$32,759,134

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Floating Rate Note. Rate shown is as of June 30, 2014.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(f)  Amount rounds to less than 0.1%.

oakmark.com 31

Oakmark International Small Cap Fund  June 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/04 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	2.26%	24.52%	9.54%	16.37%	9.91%	10.82%
MSCI World ex U.S. Small Cap Index	3.23%	29.55%	8.75%	15.32%	8.73%	N/A
MSCI World ex U.S. Index[12]	4.62%	23.83%	7.58%	11.67%	7.18%	6.03%
Lipper International Small Cap Funds Index[16]	2.41%	26.00%	10.17%	16.38%	10.19%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Julius Baer Group, Ltd.	3.5
Sugi Holdings Co., Ltd.	3.2
DGB Financial Group, Inc.	3.1
Kaba Holding AG	3.1
Michael Page International PLC	2.8
MTU Aero Engines AG	2.7
Konecranes Plc	2.6
Hirose Electric Co., Ltd.	2.5
Atea ASA	2.5
Fugro NV	2.5
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	57
Net Assets	$3.1 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.2 billion
Median Market Cap	$2.3 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	18%
Expense Ratio - Class I (as of 09/30/13)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	32.8
Information Technology	14.6
Financials	12.3
Consumer Staples	11.5
Consumer Discretionary	11.5
Health Care	4.8
Materials	4.3
Energy	2.5
Short-Term Investments and Other	5.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	57.3
Switzerland	15.3
U.K.	13.9
Italy*	6.8
Germany*	5.7
France*	4.7
Netherlands*	3.8
Finland*	2.8
Norway	2.7
Denmark	1.4
Greece*	0.2
% of Equity
Asia	25.2
Japan	17.8
South Korea	6.0
Hong Kong	1.4
Australasia	13.2
Australia	12.1
New Zealand	1.1
Latin America	1.8
Brazil	1.8
North America	1.3
United States	0.9
Canada	0.4
Middle East	1.2
Israel	1.2

*  Euro currency countries comprise 24.0% of equity investments

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 2% for the quarter ended June 30, 2014, underperforming the MSCI World ex U.S. Small Cap Index15, which returned 3% for the same period. Since the Fund's inception in November 1995, it has returned an average of 11% per year.

The top contributing stock for the quarter was Treasury Wine Estates, an Australian-based vineyard operator and winemaker that also has significant assets in North America, as well as a global marketing and distribution business. During the quarter Treasury Wine Estates received a preliminary, highly conditional bid from a global investment firm, Kohlberg Kravis Roberts (KKR), to purchase the company for AUD 4.70 per share. The bid was rejected, with management stating that the per-share offer amount undervalued the company. However, the board of directors indicated that the company would consider any new proposals that reflected a price closer to their perception of fair value. Discussions with KKR have since ended without any subsequent offers. We believe that management made the correct decision, as we too feel that the business value of Treasury Wine Estates is worth more than what KKR offered. We recently spoke with Treasury's Chairman, Paul Rayner, and new CEO, Michael Clarke, with regard to this issue, in addition to recent management changes and a new AUD 35 million cost-cutting program, and we are confident that the company's leadership team has been substantially improved and is working to increase Treasury Wine Estates' overall value for the benefit of shareholders.

The largest detractor from the Fund's performance for the past quarter was LSL Property Services. Despite a year-long rebound in the U.K. housing market, the share price of LSL declined during the quarter due to concerns about slowing transactional growth as a result of the rapid appreciation in U.K. home prices, coupled with the possibility that the Bank of England will increase interest rates. Although this may be true after the growth of the past year, over the medium- to long-term the U.K. housing transactional volumes remain well below normal, and LSL should continue to benefit from increased transaction volumes. Currently LSL is trading at less than 10x current years earning, and in our opinion it remains one of the Fund's most compelling investment opportunities.

Portfolio Activity

We added two new names to the Fund this quarter, both Japan-based companies. Previous holding Ichiyoshi Securities provides investment and related financial services, and Sundrug is one of Japan's largest drugstore chains. During the quarter we eliminated positions in CGG, Nihon Parkerizing, Cision and Vitec Group.

Geographically, our holdings in Asia increased to 25% by quarter end, primarily due to an increase in our Japanese weighting. The Fund has a 57% weight in Europe and a 13% weight in

Australasia. The remaining positions are in North America, Latin America and the Middle East.

Because we continue to believe that some global currencies are overvalued, we maintained hedge positions on three currency exposures. As of the recent quarter end, we increased the Fund's Australian dollar hedge to 37%, and have 47% of the Norwegian krone and 34% of the Swiss franc exposures hedged.

Despite this quarter's modest underperformance, we believe the Fund contains high quality businesses trading at attractive prices. We expect the market will reward these companies in the coming quarters. We thank you for your continued support.

oakmark.com 33

Oakmark International Small Cap Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.3%
INDUSTRIALS - 32.8%
CAPITAL GOODS - 18.5%
MTU Aero Engines AG (Germany) Aerospace & Defense	927	$85,287
Konecranes OYJ (Finland) Industrial Machinery	2,562	82,713
Sulzer AG (Switzerland) Industrial Machinery	537	75,316
Morgan Advanced Materials PLC (UK) Industrial Machinery	10,627	58,980
Travis Perkins PLC (UK) Trading Companies & Distributors	2,057	57,667
Prysmian SpA (Italy) Electrical Components & Equipment	2,506	56,612
Saft Groupe SA (France) Electrical Components & Equipment	1,428	54,799
Rheinmetall AG (Germany) Industrial Conglomerates	724	51,261
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	79	27,202
Interpump Group SpA (Italy) Industrial Machinery	1,344	18,499
Wajax Corp. (Canada) Trading Companies & Distributors	379	12,531
		580,867
COMMERCIAL & PROFESSIONAL SERVICES - 9.2%
Kaba Holding AG (Switzerland) Security & Alarm Services	194	96,002
Michael Page International PLC (UK) Human Resource & Employment Services	11,913	87,870
gategroup Holding AG (Switzerland) Diversified Support Services	1,640	44,572
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	610	33,093
SThree PLC (UK) Human Resource & Employment Services	3,981	26,483
		288,020
TRANSPORTATION - 5.1%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	419	66,261
DSV AS (Denmark) Trucking	1,284	41,848
Freightways, Ltd. (New Zealand) Air Freight & Logistics	7,133	31,852
BBA Aviation PLC (UK) Airport Services	3,994	21,124
		161,085
		1,029,972
	Shares	Value
INFORMATION TECHNOLOGY - 14.6%
SOFTWARE & SERVICES - 8.4%
Atea ASA (Norway) IT Consulting & Other Services	6,963	$79,465
Totvs SA (Brazil) Systems Software	3,023	51,982
Altran Technologies SA (France) IT Consulting & Other Services	4,181	44,656
Alten, Ltd. (France) IT Consulting & Other Services	861	40,931
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,273	38,521
Oracle Corp. Japan (Japan) Systems Software	199	8,720
		264,275
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
Hirose Electric Co., Ltd. (Japan) Electronic Components	538	79,956
Premier Farnell PLC (UK) Technology Distributors	21,775	75,910
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	2,395	36,350
		192,216
		456,491
FINANCIALS - 12.3%
BANKS - 5.7%
DGB Financial Group, Inc. (South Korea) Regional Banks	6,527	97,732
BS Financial Group, Inc. (South Korea) Regional Banks	5,369	79,068
BS Financial Group, Inc., Rights (South Korea) (a) (b) Regional Banks	860	1,998
		178,798
DIVERSIFIED FINANCIALS - 4.8%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,669	110,047
MLP AG (Germany) Asset Management & Custody Banks	4,568	30,747
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	811	11,446
		152,240
REAL ESTATE - 1.8%
LSL Property Services PLC (UK) Real Estate Services	8,780	56,197
		387,235

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.3% (continued)
CONSUMER STAPLES - 11.5%
FOOD, BEVERAGE & TOBACCO - 6.9%
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	16,323	$77,111
Davide Campari-Milano SPA (Italy) Distillers & Vintners	8,582	74,269
Goodman Fielder, Ltd. (Australia) (b) Packaged Foods & Meats	109,393	65,811
		217,191
FOOD & STAPLES RETAILING - 4.6%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	2,210	100,800
Sundrug Co., Ltd. (Japan) Drug Retail	979	43,580
		144,380
		361,571
CONSUMER DISCRETIONARY - 11.5%
AUTOMOBILES & COMPONENTS - 4.4%
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,320	57,124
Nifco, Inc. (Japan) Auto Parts & Equipment	1,588	52,976
Autoliv, Inc. (United States) Auto Parts & Equipment	249	26,506
		136,606
RETAILING - 4.0%
Myer Holdings, Ltd. (Australia) Department Stores	28,840	57,654
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	234,457	40,536
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	27,110
		125,300
MEDIA - 3.1%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	5,995	59,535
Asatsu-DK, Inc. (Japan) Advertising	1,405	37,946
		97,481
		359,387
HEALTH CARE - 4.8%
HEALTH CARE EQUIPMENT & SERVICES - 4.2%
Primary Health Care, Ltd. (Australia) Health Care Services	18,167	77,773
Amplifon S.p.A. (Italy) Health Care Distributors	8,320	52,312
		130,085
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	$19,793
		149,878
MATERIALS - 4.3%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	28,737	78,583
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,179	36,415
Sika AG (Switzerland) Specialty Chemicals	3	14,147
Titan Cement Co. SA (Greece) Construction Materials	172	5,580
		134,725
ENERGY - 2.5%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,383	79,186
TOTAL COMMON STOCKS - 94.3% (COST $2,532,460)		2,958,445
	Par Value	Value
SHORT TERM INVESTMENTS - 5.4%
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 06/30/14 due 07/01/14, repurchase price $170,736 collateralized by a Federal National Mortgage Association Bond, 1.670%, due 11/20/18, value plus accrued interest of $174,155 (Cost: $170,736)	170,736	170,736
TOTAL SHORT TERM INVESTMENTS - 5.4% (COST $170,736)		170,736
TOTAL INVESTMENTS - 99.7% (COST $2,703,196)		3,129,181
Foreign Currencies (Cost $-541) - 0.0% (c)		(541)
Other Assets In Excess of Liabilities - 0.3%		8,985
TOTAL NET ASSETS - 100.0%		$3,137,625

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  Amount rounds to less than 0.1%.

oakmark.com 35

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  EPS refers to Earnings-Per-Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

10.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

36 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

Randall T. Zipfel—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our website at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 37

oakmark.com